UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 13, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of Landec Corporation (the “Company”), after discussion with management, concluded that the Company’s previously issued (i) unaudited consolidated balance sheets as of February 27, 2022 and May 30, 2021, (ii) unaudited consolidated statement of comprehensive (loss) income for the three and nine months ended February 27, 2022, (iii) unaudited consolidated statement of cash flows for the nine months ended February 27, 2022, (iv) unaudited consolidated statement of changes in stockholders’ equity for the three- and nine-months ended February 27, 2022, and notes related thereto (collectively, the “Prior Financial Statements”) should no longer be relied upon.

This determination resulted from corrections in the Prior Financial Statements identified by the Company primarily related to:

(i) the classification of certain expenses and the recording of accruals related to the Company’s recent disposition activities and the Company’s corporate transition of Landec Corporation to Lifecore Biomedical, which were previously classified as restructuring expenses from continuing operations in our Prior Financial Statements, but which the Company intends to correct to classify as selling, general and administrative expenses, and cost of goods sold within continuing operations;

(ii) the treatment of the fees received and costs incurred by the Company pursuant to the transition services agreement related to the sale of the Curation Foods’ Eat Smart business (the “TSA”), for which the Company had previously recognized the net of the TSA fees received and costs incurred as loss on sale of Eat Smart within discontinued operations, but for which the Company intends to correct to classify the TSA fees received by the Company within transition services income and the TSA costs incurred by the Company as selling, general and administrative expenses within continuing operations; and

(iii) the classification of certain costs and expenses related to the Company’s recent disposition activities and the Company’s corporate transition of Landec Corporation to Lifecore Biomedical, which were previously classified as loss on sale of Eat Smart within discontinued operations, but which the Company intends to correct to classify as selling, general and administrative expenses within continuing operations.

The Company has assessed the materiality of these corrections in accordance with the U.S. Securities and Exchange Commission Staff Accounting Bulletin No. 99 (“SAB”), Materiality and SAB No. 108, Quantifying Financial Statement Misstatements, and has concluded that the Prior Financial Statements should be restated.

The Company intends to include the restated unaudited interim financial statements for the Prior Financial Statements in its Annual Report on Form 10-K for the fiscal year ended May 29, 2022 (the “2022 Form 10-K”), which the Company expects to file after the close of the market on September 13, 2022. The Company has not filed and does not intend to file an amended Form 10-Q for the third quarter period ended February 27, 2022. Investors and others should rely on the financial information and other disclosures regarding the Prior Financial Statements included in the 2022 Form 10-K and in future filings with the Securities and Exchange Commission (the “SEC”), as applicable, with respect to the Prior Financial Statements.

The Company also expects to include in the 2022 Form 10-K a conclusion that there was a material weakness in the Company’s design and operation of effective internal controls over the completeness and accuracy of the accounting for non-standard transactions, which included discontinued operations and restructuring costs. Specifically, the Company expects to conclude that it did not design and operate effective internal controls for non-standard transactions to ensure the accurate presentation of non-standard transactions, which included discontinued operations and certain restructuring costs in the Company’s financial statements.

The Audit Committee has discussed the matters disclosed in this Form 8-K with its independent registered public accounting firm, Ernst & Young LLP (“EY”).

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the change in the accounting methodology and the timing of the filing of the 2022 Form 10-K. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of the 2022 Form 10-K with the SEC; the timing and ultimate conclusions of EY regarding the audit of the Company’s financial statements; and the risk that the completion and filing of the 2022 Form 10-K will take longer than expected. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022

LANDEC CORPORATION

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer

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